Land Court System                                      Regular System
------------------------------------------------------------------------------
After Recordation, Return By Pickup /X/:
    Bank of Hawaii
    Commercial Real Estate Division
    P.O. Box 2900
    Honolulu, Hawaii  96846
    Attention:  Gene Tsuji

Type of Document:                                           Second Amendment to
                    First Mortgage, Security Agreement and Financing Statement
                    (TOTAL PAGES:                            )

Parties to Document:
     Mortgagee:  Bank of Hawaii, a Hawaii corporation
     Mortgagor:  C. Brewer Homes, Inc., a Delaware corporation

Tax Map Key For Property:
     (2) 3-4-07:2; (2) 3-5-01: portion of 1, portion of 17, and  60-63; (2) 3-5-
     18: 1-8, 10-29, 31-34,
     37, 39, 40, 43-46, 48-51, 53, 55-96, 101-106, 114 (portion), and 115;
     (2) 3-5-19: 1-96;
     (3) 2-6-008: 17, 26-29, and 31-39; (3) 2-6-029: 9-15


                       Second Amendment to First Mortgage,
                   Security Agreement and Financing Statement
                   ------------------------------------------

     This Indenture made this 25th day of            July, 1997, by and between
the BANK OF HAWAII, a Hawaii corporation, whose address is at P.O. Box 2900, Honolulu, Hawaii 96846 (the "Mortgagee") and C. BREWER HOMES, INC., a Delaware corporation, whose address is 827 Fort Street, HonoluluP.O. Box 1437, Wailuku, Hawaii 9681396793 (the "Mortgagor") .
                                R E C I T A L S:

     A. The Mortgagee made available to Mortgagor a revolving infrastructure construction facility (the "Infrastructure Facility") evidenced by a revolving note dated August 31, 1995 in the amount of Ten Million and No/100 Dollars ($10,000,000.00) (the "Infrastructure Note") made pursuant to aan unrecorded Revolving Loan Agreement (Infrastructure) dated August 31, 1995 (the "Infrastructure Loan Agreement").

     B. The Mortgagee made available to Mortgagor a revolving building construction facility (the "Building Facility") evidenced by a revolving note dated August 31, 1995 in the amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00) (the "Building Note") made pursuant to aan unrecorded Revolving Loan Agreement (Building) dated August 31, 1995 (the "Building Loan Agreement").

     C. Repayment of the Infrastructure Note and the Building Note were secured by the following collateral documents (collectively, the "Collateral Documents"):

          1. First Mortgage, Security Agreement and Financing Statement made by and between Mortgagor, as mortgagor, and Mortgagee, as mortgagee, recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 95-115642, as amended by that certain Amendment to First Mortgage, Security Agreement and Financing Statement recorded in said Bureau as Document No. 96-130600 (the "Mortgage") encumbering the properties described therein (the "Initial Mortgaged Premises").

          2. Financing Statement made by and between Mortgagor, as debtor, and Mortgagee, as secured party, recorded in said Bureau as Document No. 95-115643.

          3. An unrecorded Assignment of Sales Contracts, Escrow Deposits and Escrow Agreement made by Mortgagor in favor of Mortgagee dated August 31, 1995.

          4. An unrecorded Hazardous Materials Indemnity Agreement dated August 31, 1995, made by Mortgagor in favor of Mortgagee.

     D. Mortgagor requested, and Mortgagee agreed, to modify and amend the terms of the Infrastructure Note, the Building Note, the Infrastructure Loan Agreement, the Building Loan Agreement and the Collateral Documents pursuant to (as applicable) the following: (1) that certain unrecorded First Loan Modification Agreement (Infrastructure

Facility) dated September 5, 1996 and effective as of September 9, 1996; (2) that certain unrecorded First Loan Modification Agreement (Building Facility) dated September 5, 1996 and effective as of September 9, 1996; (3) that certain unrecorded Second Loan Modification Agreement (Infrastructure Facility) dated May 21, 1997 and effective as of April 30, 1997; and (4) that certain unrecorded Second Loan Modification Agreement (Building Facility) dated May 21, 1997 and effective April 30, 1997 (collectively, the "Modifications"). Hereinafter, all references to the Infrastructure Note, the Building Note, the Infrastructure Loan Agreement, the Building Loan Agreement and the Collateral Documents shall refer to the Infrastructure Note, the Building Note, the Infrastructure Loan Agreement, the Building Loan Agreement and the Collateral Documents as respectively amended by the Modifications.

     E. The Modifications, among other things, established several tranches under the Infrastructure Facility and the Building Facility.

     F. Mortgagor has requested and the Mortgagee has agreed to modify the Mortgagor's indebtedness to the Mortgagee under the Infrastructure Facility and the Building Facility (collectively, the "Original Indebtedness") so that instead of the Original Indebtedness being evidenced by the Infrastructure Note and the Building Note which have several tranches, the Original Indebtedness shall be evidenced by six (6) promissory notes (collectively, the "NewReplacement Notes") with no separate tranches. Concurrently herewith, the Infrastructure Note and the Building Note shall be surrendered and the NewReplacement Notes shall become outstanding therefor.

     G. The Infrastructure Loan Agreement and the Building Loan Agreement shall be consolidated, amended and restated by that certain unrecorded Master Facility Agreement dated the date hereof (the "Master Facility Agreement").

     H. With respect to the modifications described herein, the parties do not intend any novation.

     I. In consideration of the Mortgagee's consent to the modifications described herein, Mortgagor requests that Mortgagee accept ITEM IX more particularly described in Exhibit "A" attached hereto as a portion of collateral securing the Mortgagor's indebtedness.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to modify and amend the Mortgage as follows:

          1. The total principal amount of the indebtedness secured by the Mortgage is reduced from $35,000,000.00 to $31,443,408.00 (plus future protective advances which the Mortgagee may, but is not obligated to, make as set forth in the Mortgage).

          2. As used in the Mortgage, the term "Loans" shall mean the Original Indebtedness as reduced and evidenced by the NewReplacement Notes; "Notes" shall mean the NewReplacement Notes; the term "Loan Documents" shall mean "Loan Documents" as defined in the Master Facility Agreement; and the term "Loan Agreement" shall mean the Master Facility Agreement.

          3. Exhibit "A" to the Mortgage is hereby amended to include ITEM IX, as described in Exhibit "A" attached hereto.

          4. The term "Land" as used in the Mortgage shall include, in addition to the Initial Mortgaged Premises, the property described in Exhibit "A" attached hereto, Mortgagor hereby granting, bargaining, selling, conveying, assigning, transferring, mortgaging, setting over, and herewith delivering unto LenderMortgagee, its successors and assigns, all in singular, of the property described in Exhibit "A" attached hereto.

          5. Section D(31) of the Mortgage shall be amended in its entirety to read as follows:

               (31) PARTIAL RELEASE PRICE. From time to time, the Mortgagee, within a reasonable time after a request by Mortgagor, shall execute and deliver to the Mortgagor instruments releasing from the lien of this Mortgage portions of the Mortgaged Properties as specified in and subject to the conditions stated in Section 7 of the Master Facility Agreement.

          6. The following paragraph is hereby added as Section D(32) of the Mortgage.

               (32) REAPPRAISALS. In addition to the right to require updated appraisals as set forth in the Loan Documents, the Mortgagee shall have the right to obtain at the Mortgagor's expense reappraisals of the Mortgaged Properties, from any licensed or certified appraiser designated by the Mortgagee: (a) from time to time whenever such reappraisal may be required by any law, rule or regulation applicable to the conduct of the Mortgagee's business, or requested or directed by any governmental authority charged with the administration of such law, rule or regulation or the Mortgagee's compliance therewith, whether or not such request or direction has the force of law; or
     (b) when reasonably deemed appropriate by the Mortgagee at its sole discretion, provided that reappraisals under clause (b) shall not be requested more than once every twelve (12) months from the previous request for such reappraisal.

     IN WITNESS WHEREOF, the Mortgagor and Mortgagee have caused this instrument to be duly executed on the date first above written.

                                        C. BREWER HOMES, INC., a Delaware
corporation


                                        By /s/ SETH A. BAKES
                                           SETH A. BAKES
                                           Its President and Chief Executive
                                           Officer


                                        By /s/ EDWARD T. FOLEY
                                           EDWARD T. FOLEY
                                           Its Exec. Vice President and Chief
Financial Officer

                                                                       Mortgagor


                                        BANK OF HAWAII, a Hawaii corporation


                                        By /s/ ROBERT D. TURRAN
                                           Name: ROBERT D. TURRAN
                                           Title: Vice President


                                        By /s/ GENE H. TSUJI
                                           Name: GENE H. TSUJI
                                           Title: Asst Vice President
                                                                       Mortgagee

STATE OF HAWAII               )
                              )    SS.
COUNTY OF MAUI                )


     On this the 24th day of July, 1997, before me,

Jeannie L. Hashimoto, the undersigned Notary Public, personally appeared
          Name of Notary Public

SETH A. BAKES /X/personally known to me -OR- / /proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as PRESIDENT and CHIEF

EXECUTIVE OFFICER of C. BREWER HOMES, INC., on behalf of the corporation therein named, and acknowledged to me that the corporation executed it. Witness my hand and official seal.


                                   /s/ JEANNIE L. HASHIMOTO
                                   Notary Public, State of Hawaii

                                   My Commission Expires: 6-14-00


DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document:    Second Amendment to First Mortgage, Security
                              --------------------------------------------
Agreement and
-------------
                    Financing Statement
                    -------------------
Document Date:                                    Number of Pages:

Signer(s) Other Than Named Above:       Edward T. Foley and Bank of Hawaii
                                        ----------------------------------

STATE OF HAWAII               )
                              )    SS.
CITY AND COUNTY OF HONOLULU   )


     On this the 25th day of July, 1997, before me,

Edna Sagudang, the undersigned Notary Public, personally appeared
          Name of Notary Public

EDWARD T. FOLEY / /personally known to me -OR-  /X/proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as EXECUTIVE VICE

PRESIDENT and CHIEF FINANCIAL OFFICER of C. BREWER HOMES, INC., on behalf of the corporation therein named, and acknowledged to me that the corporation executed it.

Witness my hand and official seal.


                                   /s/ EDNA SAGUDANG
                                   Notary Public, State of Hawaii

                                   My Commission Expires: 6-21-98


DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document:    Second Amendment to First Mortgage, Security
                              ---------------------------------------------
Agreement and
--------------
                    Financing Statement

Document Date: 7/25/97                               Number of Pages:

Signer(s) Other Than Named Above:       Seth A. Bakes and Bank of Hawaii
                                        --------------------------------

STATE OF HAWAII               )
                              )    SS.
CITY AND COUNTY OF HONOLULU   )


     On this the 25th day of July, 1997, before me,

BESSIE E. CHINEN, the undersigned Notary Public, personally appeared
          Name of Notary Public

ROBERT D. TURRAN               and          GENE H TSUJI,
          Name of Signer                     Name of Signer

/X/personally known to me -OR- / /proved to me on the basis of satisfactory evidence to be the persons who executed the within instrument as Vice President and
                                             Corporate Title

Asst Vice President of BANK OF HAWAII, on behalf of the
                          -------
corporation
                     Corporate Title

therein named, and acknowledged to me that the corporation executed it. Witness my hand and official seal.


                                   /s/ BESSIE E. CHINEN
                                   Notary Public, State of Hawaii

                                   My Commission Expires: 06-06-98


DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document:    Second Amendment to First Mortgage, Security
                              --------------------------------------------
Agreement and
-------------
                    Financing Statement
                    -------------------

Document Date:                                    Number of Pages:

Signer(s) Other Than Named Above:       C. Brewer Homes, Inc.
                                        ---------------------

                                   EXHIBIT "A"


     -ITEM IX:-

     -PARCEL I:- (TMK 2-6-008-017 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 23 to Benjamin Pitman) situate, lying and being at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 4, bearing Tax Key designation 2-6-008-017 (3), and containing an area of 19,861 square feet, more or less.

     -PARCEL II:- (TMK 2-6-008-026 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 185, Apana 2 to Benjamin Pitman, Royal Patent Grant Number 23 to Benjamin Pitman, and Deed of Commissioners of Crown Lands to Thomas Spencer, dated August 3, 1870, recorded in Liber 30 at Page 384) situate, lying and being on the southwest side of Wainaku Street and on the north side of Amauulu street, at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 2, of the "PUUEO FARM LOTS", and thus bounded and described as per survey of Russell Figueiroa, Registered Professional Surveyor, with R. M. Towill Corporation, dated October 26, 1984, to-wit:

     Beginning at the northeast corner of this parcel of land, on the southwest side of Wainaku Street, and being the southeast corner of Lot 1, the coordinates of said point of beginning referred to Government Survey Triangulation Station "HALAI" being 4,851.64 feet north and 1,559.40 feet East and thence running by azimuths measured clockwise from true South:

1.   341DEG.   40'       313.19    feet along the southwest side of Wainaku
                                   Street;

2.   94DEG.    00'       367.64    feet along Clem Akina (Puueo) Park, being a
                                   portion of Commissioners of Crown Lands to Thomas Spencer (Liber 30: 384);

3.   343DEG.   45'       238.10    feet along Clem Akina (Puueo) Park, being a
                                   portion of Commissioners of Crown Lands to Thomas Spencer (Liber 30: 384);

4.   42DEG.    22'       26.80     feet along Lot 2, being a portion of
                                   Commissioners of Crown Lands to Thomas
                                   Spencer (Liber 30: 384);

5.   7DEG.     59'  30"  27.00     feet along Lot 2, being a portion of
                                   Commissioners of Crown Lands to Thomas
                                   Spencer (Liber 30: 384);

6.   360DEG.   00'       67.35     feet along Lot 2, being a portion of
                                   Commissioners of Crown Lands to Thomas
                                   Spencer (Liber 30: 384);

7.   67DEG.    48'       64.80     feet along Lot 2, being a portion of
                                   Commissioners of Crown Lands to Thomas
                                   Spencer (Liber 30: 384);

8.   101DEG.   45'       106.90    feet along Lot 1, being a portion of
                                   Commissioners of Crown Lands to Thomas
                                   Spencer (Liber 30: 384);

9.   88DEG.    57'       164.00    feet along a portion of Grant 185, Ap. 2 to
                                   B. Pitman;

10.  351DEG.   37'       275.45    feet along a portion of Grant 185, Ap. 2 to
                                   B. Pitman;

11.  88DEG.    39'  20"  622.58    feet along the north side of Amauulu Road;

12.  180DEG.   00'       1069.45   feet along Lot 3, being portions of Grant 23
                                   to B. Pitman and Grant 185, Ap. 2 to B.
                                   Pitman to the middle of stream;

13. Thence following along the middle of stream and portion of Grant 185, Ap. 2 to B. Pitman for the next three (3) courses, the direct azimuths and distances between points on said middle of stream being:

     306DEG.   00'       135.00    feet;

14.  246DEG.   00'       150.00    feet;

15.  323DEG.   34'       253.05    feet;

16.  341DEG.   40'       38.70     feet along Lot 1, being portions of Grant
                                   185, Ap. 2 to B. Pitman, Commissioners of
                                   Crown Lands to Thomas Spencer (Liber 30: 384) and R.P. 4687, L.C.Aw. 4809, Ap. 2 to Moses
                                   Lo;

17.  262DEG.   27'       731.94    feet along Lot 1, being portions of Grant
                                   185, Ap. 2 to B. Pitman, Commissioners of
                                   Crown Lands to Thomas Spencer (Liber 30: 384) and R.P. 4687, L.C.Aw. 4809, Ap. 2 to Moses
                                   Lo to the point of beginning and containing an area of 18.57 acres, more or less.

     -PARCEL III:- (TMK 2-6-008-027 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 185, Apana 2 to Benjamin Pitman, and Royal Patent Grant Number 23 to Benjamin Pitman) situate, lying and being on the north side of Amauulu Road, approximately 1700 feet west from the intersection of Wainaku Street and Amauulu Road, at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 3, of the "PUUEO FARM LOTS", and thus bounded and described as per survey of Russell Figueiroa, Registered Professional Surveyor, with R. M. Towill Corporation, dated October 26, 1984, to-wit:

     Beginning at the southeast corner of this parcel of land, on the north side of Amauulu Road and being the southwest corner of Lot 2, the coordinates of said point of beginning referred to Government Survey Triangulation Station "HALAI" being 3,944.68 feet north and 425.11 feet east and thence running by azimuths measured clockwise from true South:

1.   88DEG.    39'  20"  539.61    feet along the north side of Amauulu Road;

2.   167DEG.   18'  30"  152.55    feet along Exclusion 2, being a portion of
                                   Grant 23 to B. Pitman;

3.   87DEG.    11'  30"  307.48    feet along Exclusion 2, being a portion of
                                   Grant 23 to B. Pitman;

4.   180DEG.   00'       505.07    feet along Lot 4, being a portion of Grant 23
                                   to B. Pitman;

5.   173DEG.   10'       535.89    feet along Lot 4, being a portion of Grant 23
                                   to B. Pitman to the middle of stream;

6. Thence following along the middle of stream and portion of Grant 23 to B. Pitman and Grant 185, Ap. 2 to B. Pitman for the next five (5) courses, the direct azimuths and distances between points on said middle of stream being:

     280DEG.   37'       328.07    feet;

7.   295DEG.   26'       199.00    feet;

8.   233DEG.   08'       142.00    feet;

9.   304DEG.   14'       174.00    feet;

10.  249DEG.   15'       197.00    feet;

11.  0DEG.     00'       1,069.45  feet along Lot 2, being portions of Grant
                                   185, Ap. 2 to B. Pitman and Grant 23 to B.
                                   Pitman to the point of beginning and
                                   containing an area of 21.11 acres, more or less.

     -PARCEL IV:- (TMK 2-6-008-028 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 23 to Benjamin Pitman) situate, lying and being at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being portion of LOT 4, bearing Tax Key designation 2-6-008-portion 028 (3), and containing an area of 27.080 acres, more or less.

     -PARCEL V:- (TMK 2-6-008-029 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 23 to Benjamin Pitman) situate, lying and being at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 37, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-008-029 (3), and containing an area of 30.32 acres, more or less.

     -PARCEL VI:- (TMK 2-6-008-031 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Number 4666, Land Commission Award Number 4659, Apana 1 to Papa, Royal Patent Number 4687, Land Commission Award Number 4809, Apana 2 to Moses Lo, Deed of Commissioners of Crown Lands to Thomas Spencer dated August 3, 1870, recorded in Liber 30 at Page 384, Royal Patent Grant Number 23 to Benjamin Pitman, and Royal Patent Grant Number 185, Apana 2 to Benjamin Pitman) situate, lying and being on the west side of Wainaku Street, at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 7, of the "PUUEO FARM LOTS", and thus bounded and described as per survey of Russell Figueiroa, Registered Professional Surveyor, with R. M. Towill Corporation, dated October 26, 1984, to-wit:

          Beginning at the northeast corner of this parcel of land, on the southwest side of Wainaku Street, the coordinates of said point of beginning referred to Government Survey Triangulation Station "HALAI" being 5,101.35 feet north and 1,476.70 feet east, and thence running by azimuths measured clockwise from true South:

1.   341DEG.   42'       74.05     feet along the southwest side of Wainaku
                                   Street;

2.   94DEG.    00'       777.32    feet along portions of R.P. 4687, L.C.Aw.
                                   4809, Ap. 2 to Moses Lo, Commissioners of
                                   Crown Lands to Thomas Spencer (Liber 30: 384) and along Lot 1, being portions of R.P. 4687, L.C.Aw. 4809, Ap. 2 to Moses Lo,
                                   Commissioners of Crown Lands to Thomas
                                   Spencer (Liber 30: 384) and Grant 185, Ap. 2 to B. Pitman;

3.   341DEG.   40'       308.74    feet along Lot 1, being portions of R.P.
                                   4687, L.C.Aw. 4809, Ap. 2 to Moses Lo,
                                   Commissioners of Crown Lands to Thomas
                                   Spencer (Liber 30: 384) Grant 185, Ap. 2 to
                                   B. Pitman to the middle of stream;

4. Thence following along the middle of stream and Lots 2 and 3, being portions of Grant 185, Ap. 2 to B. Pitman and Grant 23 to B. Pitman for the next eight (8) courses, the direct azimuths and distances between points on the middle of said stream being:

     143DEG.   34'       253.05    feet;

5.   66DEG.    00'       150.00    feet;

6.   126DEG.   00'       135.00    feet;

7.   69DEG.    15'       197.00    feet;

8.   124DEG.   14'       174.00    feet;

9.   53DEG.    08'       142.00    feet;

10.  115DEG.   26'       199.00    feet;

11.  100DEG.   37'       328.07    feet;

12.  169DEG.   04'       673.00    feet along Lots 4 and 5, being portion of
                                   Grant 23 to B. Pitman to the middle of
                                   Pukihae Stream;

13. Thence following along the middle of Pukihae Stream and R.P. 4475, L.C.Aw. 7713, Ap. 13 to V. Kamamalu for the next four (4) courses, the direct azimuths and distances between points on the middle of said stream being:

     282DEG.   08'       478.00    feet;

14.  237DEG.   44'       294.61    feet;

15.  290DEG.   52'       862.78    feet;

16.  285DEG.   52'       107.24    feet;

17.  26DEG.    50'       396.48    feet along portion of Commissioners of Crown
                                   Lands to Thomas Spencer (Liber 30: 384) and portion of Grant 185, Ap. 2 to B. Pitman;

18.  274DEG.   00'       664.24    feet along portion of Grant 185, Ap. 2 to B.
                                   Pitman, Commissioners of Crown Lands to
                                   Thomas Spencer (Liber 30: 384) and R.P. 4687,
                                   L.C.Aw. 4809, Ap. 2 to Moses Lo;

19.  217DEG.   50'       22.27     feet along a portion of Commissioners of
                                   Crown Lands to Thomas Spencer (Liber 30: 384) to the point of beginning and containing a gross area of 23.584 acres and a net area of
                                   21.98 acres after deducting 1.604 acres of Exclusion 5 which is more fully described below:

     All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent 4666, Land Commission Award Number 4659, Apana 1 to Papa) situate, lying and being at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being EXCLUSION 5, and thus bounded and described as per survey of said Russell Figueiroa, Registered Professional Surveyor, with R. M. Towill Corporation, dated October 26, 1984, to-wit:

     Beginning at the northwest corner of this Exclusion, the coordinates of said point of beginning referred to Government Survey Triangulation Station "HALAI" being 5,532.23 feet north and 168.40 feet west and thence running by azimuths measured clockwise from true South:

1.   288DEG.   15'       440.27    feet along remainder of Grant 185, Ap. 2 to
                                   B. Pitman;

2.   348DEG.   00'       175.00    feet along remainder of Grant 185, Ap. 2 to
                                   B. Pitman;

3.   104DEG.   00'       385.25    feet along remainder of R.P. 4666,
                                   L.C.Aw. 4659:1 to Papa;

4.   159DEG.   30'       230.45    feet along remainder of Grant 23 to B. Pitman
                                   to the point of beginning and containing an area of 1.604 acres, more or less;

     -PARCEL VII:- (TMK 2-6-008-032 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 23 to Benjamin Pitman) situate, lying and being at the west end of Amauulu Road, at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 8, of the "PUUEO FARM LOTS", and thus bounded and described as per survey of Russell Figueiroa, Registered Professional Surveyor, with R. M. Towill Corporation, dated October 26, 1984, to-wit:

          Beginning at the northwest corner of this parcel of land, being also the northwest corner of Easement "A" (For Roadway and Utilities) and the southwest corner of Lot 6, the coordinates of said point of beginning referred to Government Survey Triangulation Station "HALAI" being 4,246.16 feet north and 2,473.33 feet west and thence running by azimuths measured clockwise from true
South:

1.   283DEG.   13'       270.50    feet along Lot 6, being a portion of Grant 23
                                   to B. Pitman;

2.   279DEG.   55'       1,024.06  feet along Lots 5 and 4, being a portion of
                                   Grant 23 to B. Pitman;

3.   8DEG.     26'  45"   60.02    feet across the west end of Amauulu Road;

4.   276DEG.   58'  30"  376.95    feet along the south side of Amauulu Road;

5. Thence along Exclusion 1, being a portion of Grant 23 to B. Pitman, on a curve to the left with a radius of 20.00 feet, the chord azimuth and distance being:

     52DEG.    44'  15"   27.91    feet;

6.   8DEG.     30'       115.07    feet along Exclusion 1, being a portion of
                                   Grant 23 to B. Pitman;

7.   278DEG.   30'       200.24    feet along Exclusion 1, being a portion of
                                   Grant 23 to B. Pitman;

8.   183DEG.   06'       126.38    feet along Exclusion 1, being a portion of
                                   Grant 23 to B. Pitman;

9. Thence along Exclusion 1, being a portion of Grant 23 to B. Pitman, on a curve to the left with a radius of 20.00 feet, the chord azimuth and distance being:

     138DEG.   35'        28.05    feet;

10.  274DEG.   04'       237.29    feet along the south side of Amauulu Road;

11.  267DEG.   37'        50.06    feet along the south side of Amauulu Road;

12. Thence along Lot 5 of Exclusion 4, same being a portion of Grant 23 to B. Pitman, on a curve to the right with a radius of 20.00 feet, the chord azimuth and distance being:

     324DEG.   07'        33.36    feet;

13.  20DEG.    37'        97.84    feet along Lot 5 of Exclusion 4, same being a
                                   portion of Grant 23 to B. Pitman;

14.  357DEG.   00'       142.27    feet along Lot 5 of Exclusion 4, same being a
                                   portion of Grant 23 to B. Pitman;

15. Thence along Lot 5 of Exclusion 4, same being a portion of Grant 23 to B. Pitman, on a curve to the right with a radius of 10.00 feet, the chord azimuth and distance being:

     42DEG.    00'       14.14     feet;

16.  87DEG.    00'       10.00     feet along Lot 5 of Exclusion 4, same being a
                                   portion of Grant 23 to B. Pitman;

17.  357DEG.   00'       20.00     feet along Lot 5 of Exclusion 4, same being a
                                   portion of Grant 23 to B. Pitman;

18.  267DEG.   00'       10.00     feet along Lot 5 of Exclusion 4, same being a
                                   portion of Grant 23 to B. Pitman;

19. Thence along Lot 5 of Exclusion 4, same being a portion of Grant 23 to B. Pitman, on a curve to the right with a radius of 10.00 feet, the chord azimuth and distance being:

     312DEG.   00'       14.14     feet;

20.  357DEG.   00'       10.00     feet along Lot 5 of Exclusion 4, same being a
                                   portion of Grant 23 to B. Pitman;

21.  267DEG.   00'       15.00     feet along Lot 5 of Exclusion 4, same being a
                                   portion of Grant 23 to B. Pitman;

22.  357DEG.   00'       96.73     feet along Lot 4 of Exclusion 4, same being a
                                   portion of Grant 23 to B. Pitman;

23.  276DEG.   00'      133.20     feet along Lot 4 of Exclusion 4, same being a
                                   portion of Grant 23 to B. Pitman;

24.  36DEG.    50'       60.00     feet along Lot 9 and Easement "B" (For
                                   Roadway and Utilities), same being portion of Grant 23 to B. Pitman, and Grant 185,
                                   Ap. 2 to B. Pitman;

25. Thence along Lot 9 and Easement "B" (For Roadway and Utilities), same being a portion of Grant 23 to B. Pitman and Grant 185, Ap. 2 to B. Pitman, on a curve to the right with a radius of 120.00 feet, the chord azimuth and distance being:

     61DEG.    23'  30"  99.75     feet;

26.  85DEG.    57'       80.00     feet along Lot 9 and Easement "B" (For
                                   Roadway and Utilities), same being portions of Grant 23 to B. Pitman and Grant 185, Ap. 2 to B. Pitman;

27. Thence along Lot 9 and Easement "B" (For Roadway and Utilities), being portions of Grant 23 to B. Pitman and Grant 185, Ap. 2 to B. Pitman, on a curve to the left with a radius of 200.00 feet, the chord azimuth and distance being:

     67DEG.    47'  30"  124.66    feet;

28.  229DEG.   38'       79.16     feet along Lot 9 and Easement "B" (For
                                   Roadway and Utilities), being portion of Grant 23 to B. Pitman and Grant 185, Ap. 2 to B. Pitman to the middle of Kaaua Gulch;

29. Thence following along the middle of Kaaua Gulch and Kamehameha IV to Thomas Miller (Liber 9: 434-435) for the next six (6) courses, the direct azimuths and distances between points on the middle of gulch being:

     120DEG.   31'       232.80    feet;

30.  138DEG.   18'       177.00    feet;

31.  83DEG.    42'       412.00    feet;

32.  100DEG.   03'       238.00    feet;

33.  108DEG.   45'       427.00    feet;

34.  120DEG.   27'       503.00    feet;

35.  173DEG.   34'       354.71    feet along Grant 185, Ap. 1 to B. Pitman to
                                   the point of beginning and containing an area of 22.15 acres, more or less.

     -PARCEL VIII:- (TMK 2-6-008-033 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 185, Apana 2 to Benjamin Pitman, Royal Patent Grant Number 23 to Benjamin Pitman, and Deed of Commissioners of Crown Lands to Thomas Spencer, dated August 3, 1870, recorded in Liber 30 at Page 384) situate, lying and being at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 63, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-008-033 (3), and containing an area of 25.13 acres, more or less.

     -Note:-   Excluding from the above described parcel of land, any portion of the Wailuku River. The description of Royal Patent Grant Number 185, Royal Patent Grant Number 23 and Deed of Commissioners of Crown Lands to Thomas Spencer runs to the near bank of Wailuku River and not to the middle of said river.

     -PARCEL IX:- (TMK 2-6-008-034 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 185, Apana 2 to Benjamin Pitman, and Royal Patent Grant Number 23 to Benjamin Pitman) situate, lying and being at Puueo, District of South Hilo, Island and County of Hawaii,

State of Hawaii, being AMAUULU ROAD, and thus bounded and described:

          Beginning at the Northeast corner of this (Amauulu Road), South side of Lot 1 and Northwest side of Government Road (Amauulu Road), the coordinates of said point of beginning referred to Government Survey Triangulation Station "Halai" being 3,956.10 feet North and 1,239.29 feet East and running by azimuths measured clockwise from true South:

1.   357DEG.   31'       50.00     feet along Government Road (Amauulu Road);

2.   87DEG.    14'       30.19     feet along Lot 9, portion of Grant 185:2 to
                                   B. Pitman;

3.   177DEG.   20'       15.10     feet along portion of Grant 185:2 to B.
                                   Pitman;

4.   88DEG.    57'      161.37     feet along portion of Grant 185:2 to B.
                                   Pitman;

5.   358DEG.   57'        7.51     feet along portion of Grant 185:2 to B.
                                   Pitman;

6.   88DEG.    39'  20"  980.76    feet along Lot 9, portion of Grant 185:2 to
                                   B. Pitman and portion of Grant 23 to B.
                                   Pitman;

7.   216DEG.   50'        10.68    feet along Lot 1, portion of Grant 23 to B.
                                   Pitman;

8.   87DEG.    37'       527.87    feet along Lot 1, portion of Grant 23 to B.
                                   Pitman;

9.   94DEG.    04'       282.21    feet along Lot 8, portion of Grant 23 to B.
                                   Pitman;

10. Thence along the south side of Amauulu Road on a curve to the right with a radius of 2,025.00 feet, the chord azimuth and distance being:

     95DEG.    31'  15"  102.78    feet;

11.  96DEG.    58'  30"  376.95    feet along Lot 8, portion of Grant 23 to B.
                                   Pitman;

12.  188DEG.   26'  45"   60.02    feet along Lot 8, portion of Grant 23 to B.
                                   Pitman;

13.  276DEG.   58'  30"  375.41    feet along Lot 4, portion of Grant 23 to B.
                                   Pitman;

14. Thence along the south side of Lot 4 on a curve to the left with a radius of 1,965.00 feet, the chord azimuth and distance being:

     275DEG.   31'  15"   99.73    feet;

15.  274DEG.   04'       277.46    feet along Lot 4, portion of Grant 23 to B.
                                   Pitman;

16.  356DEG.   49'  30"   20.17    feet along portion of Grant 23 to B. Pitman;

17.  267DEG.   37'       338.52    feet along portion of Grant 23 to B. Pitman;

18.  167DEG.   18'  30"    5.10    feet along portion of Grant 23 to B. Pitman;

19.  268DEG.   39'  20" 1,162.19   feet along Lot 3, portion of Grant 23 to B.
                                   Pitman and Lot 2, portion of Grant 185:2 to
                                   B. Pitman;

20.  351DEG.   37'          7.55   feet along portion of Grant 185:2 to B.
                                   Pitman;

21.  268DEG.   57'        164.00   feet along portion of Grant 185:2 to B.
                                   Pitman;

22.  267DEG.   14'         26.74   feet along Lot 1 to the point of beginning
                                   and containing an area of 2.825 acres, more or less.

     -PARCEL X:- (TMK 2-6-008-035 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Kamehameha IV Deed to Thomas Miller, recorded in Liber 9 at Page 434) situate, lying at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 32, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-008-035 (3), and containing an area of 26.34 acres, more or less.

     -Note:-   Excluding from the above described parcel of land, any portion of the Wailuku River. The description of Kamehameha IV Deed to Thomas Miller runs to the near bank of Wailuku River and not to the middle of said river.

     -PARCEL XI:- (TMK 2-6-008-036 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Kamehameha IV Deed to Thomas Miller, recorded in Liber 9 at Page 434, and Royal Patent Grant Number 185, Apana 1 to Benjamin Pitman) situate, lying at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 33, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-008-036 (3), and containing an area of 25.75 acres, more or less.

     -PARCEL XII:- (TMK 2-6-008-037 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Kamehameha IV Deed to Thomas Miller, recorded in Liber 9 at Page 434) situate, lying at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 34, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-008-037 (3), and containing an area of 26.16 acres, more or less.

     -Note:-   Excluding from the above described parcel of land, any portion of the Wailuku River. The description of Kamehameha IV Deed to Thomas Miller runs to the near bank of Wailuku River and not to the middle of said river.

     -PARCEL XIII:- (TMK 2-6-008-038 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Kamehameha IV Deed to Thomas Miller, recorded in Liber 9 at Page 434) situate, lying at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 35, of the "PUUEO FARM

LOTS", bearing Tax Key designation 2-6-008-038 (3), and containing an area of
22.36 acres, more or less.

     -Note:-   Excluding from the above described parcel of land, any portion of the Wailuku River. The description of Kamehameha IV Deed to Thomas Miller runs to the near bank of Wailuku River and not to the middle of said river.

     -PARCEL XIV:- (TMK 2-6-008-039 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Kamehameha IV Deed to Thomas Miller, recorded in Liber 9 at Page 434, and Royal Patent Grant Number 185, Apana 1 to Benjamin Pitman) situate, lying at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 36, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-008-039 (3), and containing an area of 27.59 acres, more or less.

     -PARCEL XV:- (TMK 2-6-029-009 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Deed of Commissioners of Crown Lands to Thomas Spencer dated August 3, 1870, recorded in Liber 30 at Page 384) situate, lying and being at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 27, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-029-009 (3), and containing an area of
24.77 acres, more or less.

     -Note:-   Excluding from the above described parcel of land, any portion of the Wailuku River. The description by Deed of Commissioners of Crown Lands to Thomas Spencer runs to the near bank of Wailuku River and not to the middle of said river.

     -PARCEL XVI:- (TMK 2-6-029-010 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 185, Apana 1 to Benjamin Pitman, and Deed of Commissioners of Crown Lands to Thomas Spencer dated August 3, 1870, recorded in Liber 30 at Page 384) situate, lying and being at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 28, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-029-010 (3), and containing an area of 23.04 acres, more or less.

     -Note:-   Excluding from the above described parcel of land, any portion of the Wailuku River. The description of Royal Patent Grant Number 185 and Deed of Commissioners of Crown Lands to Thomas Spencer runs to the near bank of Wailuku River and not to the middle of said river.

     -PARCEL XVII:- (TMK 2-6-029-011 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 185, Apana 1 to Benjamin Pitman, and Deed of Commissioners of Crown Lands to Thomas Spencer, dated August 3, 1870, recorded in Liber 30 at Page 384) situate, lying at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT

29, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-029-011 (3), and containing an area of 41.86 acres, more or less.

     -Note:-   Excluding from the above described parcel of land, any portion of the Wailuku River. The description of Royal Patent Grant Number 185 and Deed of Commissioners of Crown Lands to Thomas Spencer runs to the near bank of Wailuku River and not to the middle of said river.

     -PARCEL XVIII:- (TMK 2-6-029-012 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Kamehameha IV Deed to Thomas Miller, recorded in Liber 9 at Page 434, Royal Patent Grant Number 185, Apana 1 to Benjamin Pitman, and Royal Patent Number 4656, Land Commission Award Number 5021, Apana 2 to Kupihea) situate, lying at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 30, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-029-012 (3), and containing an area of 26.38 acres, more or less.

     -PARCEL XIX:- (TMK 2-6-029-013 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Kamehameha IV Deed to Thomas Miller, recorded in Liber 9 at Page 434, and Royal Patent Grant Number 185, Apana 1 to Benjamin Pitman) situate, lying at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 31, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-029-013 (3), and containing an area of 21.56 acres, more or less.

     -PARCEL XX:- (TMK 2-6-029-014 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 185, Apana 1 to Benjamin Pitman, and Royal Patent Grant Number 23 to Benjamin Pitman) situate, lying and being at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 38, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-029-014 (3), and containing an area of
20.09 acres, more or less.

     -PARCEL XXI:- (TMK 2-6-029-015 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 185, Apana 1 to B. Pitman, and Royal Patent Grant Number 23 to B. Pitman) situate, lying and being at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 39, of the "PUUEO FARM LOTS", and thus bounded and described as per survey of Russell Figueiroa, Registered Professional Surveyor with R. M. Towill Corporation, dated December 1, 1986, to-wit:

          Beginning at the southwest corner of this parcel of land, being also the northeast corner of Lot 52 of Puueo Farm Lots, same being a portion of Commissioners of Crown Lands to Thomas Spencer, the coordinates of said point of beginning referred to Government Survey Triangulation Station "HALAI" being 4,195.48 feet north and 3,482.12 feet west, and thence running by azimuths measured clockwise from true

South:

1.   190DEG.   06'       482.47    feet along Lot 41 of Puueo Farm Lots, same
                                   being a portion of Commissioners of Crown
                                   Lands to Thomas Spencer;

2. Thence along Lot 41 of Puueo Farm Lots, same being a portion of Commissioners of Crown Lands to Thomas Spencer and portion of Grant 185, Ap. 1 to B. Pitman, on a curve to the left with a radius of 250.00 feet, the chord azimuth and distance being:

     157DEG.   34'  00"  236.63    feet;

3.   125DEG.   02'       214.60    feet along Lots 41 and 40 of Puueo Farm Lots,
                                   same being a portion of Commissioners of Crown Lands to Thomas Spencer and portion of Grant 185, Ap. 1 to B. Pitman;

4. Thence along Lot 40 of Puueo Farm Lots, same being a portion of Commissioners of Crown Lands to Thomas Spencer and portion of Grant 185, Ap. 1 to B. Pitman, on a curve to the right with a radius of 190.00 feet, the chord azimuth and distance being:

     161DEG.   04'  17"  223.56    feet;

5. Thence following along the middle of Pukihae Stream, being also the south boundary of R.P. 4475, L.C.Aw. 7713, Ap. 17 to V. Kamamalu for the next three (3) courses, the direct azimuths and distances between points along said middle of stream being:

     269DEG.   47'       425.18    feet;

6.   216DEG.   01'       296.99    feet;

7.   225DEG.   47'       550.86    feet;

8.   358DEG.   00'       1,590.68  feet along Lot 38 of Puueo Farm Lots, same
                                   being portions of Grant 23 to B. Pitman and of Grant 185, Ap. 1 to B. Pitman

9.   Thence along Lot 36 of Puueo Farm Lots, same being portions of Grant 23 to
     B. Pitman and of Grant 185, Ap. 1 to B. Pitman, on a curve to the left with a radius of 1000.00 feet, the chord azimuth and distance being:

     88DEG.    59'  41"  105.64    feet;

10.  85DEG.    58'       628.80    feet along Lot 36 of Puueo Farm Lots, same
                                   being portions of Grant 23 to B. Pitman and of Grant 185, Ap. 1 to B. Pitman to the point of beginning and containing an area of 22.60 acres, more or less.

     BEING THE PREMISES ACQUIRED BY WARRANTY DEED

     GRANTOR   :    MAUNA KEA AGRIBUSINESS CO., INC., a Hawaii corporation

     GRANTEE   :    C. BREWER HOMES, INC., a Hawaii corporation

     DATED     :    December 15, 1993
     RECORDED       :    Document No. 93-208056

     AS TO PARCEL VI, title to Royal Patent Number 4687, Land Commission Award Number 4809, Apana 2 to Moses Lo, was confirmed in the above grantee by JUDGMENT dated January 14, 1997, filed in the Circuit Court of the Third Circuit, State of Hawaii, Civil No. 96-352, on January 14, 1997, recorded as Document No. 97-008075, on January 16, 1997.

     AS TO PARCEL XVIII, title to Royal Patent Number 4656, Land Commission Award 5021, Apana 2 to Kupihea, was confirmed in the above grantee by JUDGMENT dated December 23, 1996, filed in the Circuit Court of the Third Circuit, State of Hawaii, Civil No. 96-354, on December 23, 1996, recorded as Document No. 96-181337, on December 24, 1996, and JUDGMENT dated December 31, 1996, filed in the Circuit Court of the Third Circuit, State of Hawaii, Civil No. 96-354, on December 31, 1996, recorded as Document No. 97-002380, on January 6, 1997.

     SUBJECT, HOWEVER, to the following:

1.   -AS TO PARCEL I (TMK 2-6-008-017 (3)):-

     (A) Reservation in favor of the State of Hawaii of all mineral and metallic mines.
     (B) The terms and provisions, including the failure to comply with any covenants, conditions and reservations, contained in the following:

     INSTRUMENT     :    DECLARATION OF CONDITIONS

     DATED          :    February 25, 1994

     RECORDED       :    Document No. 94-036384
     PARTIES        :    C. BREWER HOMES, INC., a Hawaii corporation,
                         formerly known as C. BREWER PROPERTIES, INC.

     Said Declaration was amended by instrument dated August 26, 1996, recorded as Document No. 96-124026.

2.   -AS TO PARCEL II (TMK 2-6-008-026 (3)):-

     (A) Reservation in favor of the State of Hawaii of all mineral and metallic mines.

     (B)  Rights of native tenants as reserved in Royal Patent Grant Number 185.

     (C)  LEASE

     IN FAVOR OF:   GTE HAWAIIAN TELEPHONE COMPANY INCORPORATED
                    and HAWAII ELECTRIC LIGHT COMPANY, INC.

     DATED     :    October 24, 1968
     RECORDED  :    Liber 6302  Page 23
     LEASING   :    a right of way in the nature of an easement to build,
maintain,
                    operate and repair a pole and wire line, etc.
     TERM      :    30 years commencing October 1, 1968

     (D) Rights of others entitled thereto to use the roadways as shown on survey map prepared by Russell Figueiroa, Land Surveyor, with R. M. Towill Corporation, dated October 26, 1984.

     (E) Free flowage of streams and/or rivers as shown on survey map survey map prepared by Russell Figueiroa, Land Surveyor, with R. M. Towill Corporation, dated October 26, 1984.

     (F) The terms and provisions, including the failure to comply with any covenants, conditions and reservations, contained in the following:

     INSTRUMENT     :    DECLARATION OF CONDITIONS

     DATED          :    February 25, 1994
     RECORDED       :    Document No. 94-036384
     PARTIES        :    C. BREWER HOMES, INC., a Hawaii corporation,
                         formerly known as C. BREWER PROPERTIES, INC.

     Said Declaration was amended by instrument dated August 26, 1996, recorded as
     Document No. 96-124026.

3.   -AS TO PARCEL III (TMK 2-6-008-027 (3)):-

     (A) Reservation in favor of the State of Hawaii of all mineral and metallic mines.

     (B)  Rights of native tenants as reserved in Royal Patent Grant Number 185.

     (C)  GRANT

     TO             :    KIICHI OKAMOTO and YAEKO K. OKAMOTO,
                         husband and wife, as Tenants by the Entirety
     DATED          :    September 15, 1959
     RECORDED       :    Liber 3726  Page 292
     GRANTING       :    a non-exclusive easement for sanitary sewer lines

     (D)  LEASE

     IN FAVOR OF    :    GTE HAWAIIAN TELEPHONE COMPANY
                         INCORPORATED and HAWAII ELECTRIC LIGHT
                         COMPANY, INC.
     DATED          :    October 24, 1968
     RECORDED       :    Liber 6302  Page 23
     LEASING        :    a right of way in the nature of an easement to build,
                         maintain, operate and repair a pole and wire line, etc.
     TERM           :    30 years commencing October 1, 1968

     (E)  GRANT

     TO             :    HAWAII ELECTRIC LIGHT COMPANY, INC. and GTE
                         HAWAIIAN TELEPHONE COMPANY
                         INCORPORATED
     DATED          :    March 7, 1986
     RECORDED       :         Liber 19590  Page 397

     GRANTING       :    a nonexclusive right and easement to build, construct,
                         rebuild, reconstruct, repair, maintain, operate and
remove
                         pole and wire lines and/or underground lines, etc.

     (F) Rights of others entitled thereto to use the roadways as shown on survey map prepared by Russell Figueiroa, land Surveyor, with R. M. Towill Corporation, dated October 26, 1984.

     (G) Free flowage of streams and/or rivers as shown on survey map prepared by Russell Figueiroa, Land Surveyor, with R. M. Towill Corporation, dated October 26, 1984.

     (H) The terms and provisions, including the failure to comply with any covenants, conditions and reservations, contained in the following:

     INSTRUMENT     :    DECLARATION OF CONDITIONS

     DATED          :    February 25, 1994
     RECORDED       :    Document No. 94-036384
     PARTIES        :    C. BREWER HOMES, INC., a Hawaii corporation,
                         formerly known as C. BREWER PROPERTIES, INC.

     Said Declaration was amended by instrument dated August 26, 1996, recorded as
     Document No. 96-124026.

4.   -AS TO PARCEL IV (TMK 2-6-008-028 (3)):-

     (A) Reservation in favor of the State of Hawaii of all mineral and metallic mines.

     (B)  GRANT
     TO             :    HAWAII ELECTRIC LIGHT COMPANY, INC. and GTE
                         HAWAIIAN TELEPHONE COMPANY
                         INCORPORATED

     DATED          :    March 7, 1986

     RECORDED       :    Liber 19590  Page 397
     GRANTING       :    a nonexclusive right and easement to build, construct,
                         rebuild, reconstruct, repair, maintain, operate and
remove
                         pole and wire lines and/or underground lines, etc.

     (C) Rights of others entitled thereto to use the roadways as shown on tax map.

     (D)  Free flowage of streams and/or rivers as shown on tax map.

     (E) The terms and provisions, including the failure to comply with any covenants, conditions and reservations, contained in the following:

     INSTRUMENT     :    DECLARATION OF CONDITIONS

     DATED          :    February 25, 1994
     RECORDED       :    Document No. 94-036384
     PARTIES        :    C. BREWER HOMES, INC., a Hawaii corporation,
                         formerly known as C. BREWER PROPERTIES, INC.

     Said Declaration was amended by instrument dated August 26, 1996, recorded as
     Document No. 96-124026.

5.   -AS TO PARCEL V (TMK 2-6-008-029 (3)):-

     (A) Reservation in favor of the State of Hawaii of all mineral and metallic mines.

     (B)  GRANT

     TO             :    HAWAII ELECTRIC LIGHT COMPANY, INC. and GTE
                         HAWAIIAN TELEPHONE COMPANY
                         INCORPORATED
     DATED          :    March 7, 1986
     RECORDED       :    Liber 19590  Page 397
     GRANTING       :    a nonexclusive right and easement to build, construct,
                         rebuild, reconstruct, repair, maintain, operate and
remove
                         pole and wire lines and/or underground lines, etc.

     (C) Rights of others entitled thereto to use the roadways as shown on tax map.

     (D)  Free flowage of streams and/or rivers as shown on tax map.

     (E) The terms and provisions, including the failure to comply with any covenants, conditions and reservations, contained in the following:

     INSTRUMENT     :    DECLARATION OF CONDITIONS

     DATED          :    February 25, 1994
     RECORDED       :    Document No. 94-036384
     PARTIES        :    C. BREWER HOMES, INC., a Hawaii corporation,
                         formerly known as C. BREWER PROPERTIES, INC.

     Said Declaration was amended by instrument dated August 26, 1996, recorded as
     Document No. 96-124026.

6.   -AS TO PARCEL VI (TMK 2-6-008-031 (3)):-

     (A) Reservation in favor of the State of Hawaii of all mineral and metallic mines.

     (B)  Rights of native tenants as reserved in Royal Patent Grant Number 185.

     (C)  Road and Utility Easement "D" more particularly described as follows:

          All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Commissioners of Crown Lands to Thomas Spencer (Liber 30: 384), and Royal Patent Number 4687, Land Commission Award Number 4809, Apana 2 to Moses Lo) situate, lying and being at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being EASEMENT "D" for roadway and utility purposes, and thus bounded and described as per survey of Russell Figueiroa, Registered Professional Surveyor, with R. M. Towill Corporation, dated October 26, 1984, to-wit:

          Beginning at the northeast corner of this parcel of land, on the southwest side of Wainaku Street, being also the northeast corner of Lot 7, the coordinates of said point of beginning referred to Government Survey Triangulation Station "HALAI" being 5,101.35 feet north and 1,476.70 feet east and thence running by azimuths measured clockwise from true South:

     1.   341DEG.   42'        74.05    feet along the southwest side of

Wainaku Street;

     2.    94DEG.   00'       435.00    feet along portion of R.P. 4687, L.C.Aw.
4809,
                              Ap. 2 to Moses Lo and Commissioners of Crown
                              Lands to Thomas Spencer (Liber 30: 384);

     3.   184DEG.   00'        50.00    feet along portion of Commissioners of
Crown
                              Lands to Thomas Spencer (Liber 30: 384);

     4.   274DEG.   00'       394.50    feet along portion of Commissioners of
Crown
                              Lands to Thomas Spencer (Liber 30: 384) and R.P.
                              4687, L.C.Aw. 4809, Ap. 2 to Moses Lo;

     5.   217DEG.   50'        22.27    feet along a portion of Commissioners of
Crown
                              Lands to Thomas Spencer (Liber 30: 384) to the point of beginning and containing an area of
21,421
                              square feet or 0.492 acre, more or less.

     (D) Rights of others entitled thereto to use the roadways as shown on survey map prepared by Russell Figueiroa, Land Surveyor, with R. M. Towill Corporation, dated October 26, 1984.

     (E) Free flowage of streams and/or rivers as shown on survey map prepared by Russell Figueiroa, Land Surveyor, with R. M. Towill Corporation, dated October 26, 1984.

     (F) A right-of-way for ingress and egress purposes in favor of Tax Map Key 2-6-008-024 located entirely within the land described herein.

     (G) A right-of-way for ingress and egress purposes in favor of Royal Patent Number

4687, Land Commission Award Number 4809, Apana 2 to Moses Lo, located entirely within the land described herein.

     (H) The terms and provisions, including the failure to comply with any covenants, conditions and reservations, contained in the following:

     INSTRUMENT     :    DECLARATION OF CONDITIONS

     DATED          :    February 25, 1994
     RECORDED       :    Document No. 94-036384
     PARTIES        :    C. BREWER HOMES, INC., a Hawaii corporation,
                         formerly known as C. BREWER PROPERTIES, INC.

     Said Declaration was amended by instrument dated August 26, 1996, recorded as Document No. 96-124026.

7.   -AS TO PARCEL VII (TMK 2-6-008-032 (3)):-

     (A) Reservation in favor of the State of Hawaii of all mineral and metallic mines.

     (B)  Road and Utility Easement "A", more particularly described as follows:

          All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 23 to B. Pitman) situate, lying and being at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being EASEMENT "A" for roadway and utility purposes, over and across Lot 8, and thus bounded and described as per survey of Russell Figueiroa, Registered Professional Surveyor, with R. M. Towill Corporation, dated October 26, 1984, to-wit:

          Beginning at the northwest corner of this easement, being also the northwest corner of Lot 8 and the southwest corner of Lot 6, the coordinates of said point of beginning referred to Government Survey Triangulation Station "HALAI" being 4,246.16 feet north and 2,473.33 feet west and thence running by azimuths measured clockwise from true South:

     1.   283 DEG.   13'         270.54  feet along Lot 6, being a portion
                                         of Grant 23 to B. Pitman;

     2.   279 DEG.   55'       1,024.06  feet along Lots 5 and 4, being a
                                         portion
of Grant 23 to B. Pitman;

     3.     8 DEG.   26'  45"     60.02  feet across the west end of Amauulu
                                         Road;

     4.    99 DEG.   55'       1,027.33  feet along remainder of Grant 23 to B.
                                         Pitman;

     5.   103 DEG.   13'         250.81  feet along remainder of Grant 23 to B.
                                         Pitman;

     6.   173 DEG.   34'          63.71  feet along Grant 185, Ap. 1 to B.
                                         Pitman to the point of beginning and
                                         containing an area of 1.772 acres,
                                         more or less.

     (C) Unlocated easement for sanitary sewer line purposes, granted by instruments dated August 7, 1959, recorded in Liber 3666 at Page 118, and dated September 15, 1959, recorded in Liber 3726 at Page 292.

     (D) Rights of others entitled thereto to use the roadways as shown on survey map prepared by Russell Figueiroa, Land Surveyor, with R. M. Towill Corporation, dated October 26, 1984.

     (E) Free flowage of streams and/or rivers as shown on survey map prepared by Russell Figueiroa, Land Surveyor, with R. M. Towill Corporation, dated October 26, 1984.

     (F) The terms and provisions, including the failure to comply with any covenants, conditions and reservations, contained in the following:

     INSTRUMENT     :    DECLARATION OF CONDITIONS

     DATED          :    February 25, 1994
     RECORDED       :    Document No. 94-036384
     PARTIES        :    C. BREWER HOMES, INC., a Hawaii corporation,
                         formerly known as C. BREWER PROPERTIES, INC.

     Said Declaration was amended by instrument dated August 26, 1996, recorded as Document No. 96-124026.

8.   -AS TO PARCEL VIII (TMK 2-6-008-033 (3)):-

     (A) Reservation in favor of the State of Hawaii of all mineral and metallic mines.

     (B)  Rights of native tenants as reserved in Royal Patent Grant Number 185.

     (C)  GRANT

     TO             :    COUNTY OF HAWAII
     DATED          :    January 9, 1940
     RECORDED       :    Liber 1558  Page 132
     GRANTING       :    a perpetual right-of-way five (5) feet wide, for the
purpose of laying, maintaining, operating, repairing and removing a thirty-six
(36) inch circular concrete pipe to be used for the diversion of flood waters

     (D)  GRANT

     TO             :    HAWAII ELECTRIC LIGHT COMPANY, INC.
     DATED          :    May 7, 1940
     RECORDED       :    Liber 1566  Page 308
     GRANTING       :    an easement of a perpetual right-of-way (20) feet wide
for the purpose of constructing, maintaining, repairing and operating a pipe line and/or penstock, for the transportation of water

     (E)  Road and Utility Easement "B" (area 1.163 acres) as shown on tax map.

     (F) Rights of others entitled thereto to use the roadways as shown on tax map.

     (G)  Free flowage of streams and/or rivers as shown on tax map.

     (H) The terms and provisions, including the failure to comply with any covenants, conditions and reservations, contained in the following:

     INSTRUMENT     :    DECLARATION OF CONDITIONS

     DATED          :    February 25, 1994
     RECORDED       :    Document No. 94-036384
     PARTIES        :    C. BREWER HOMES, INC., a Hawaii corporation,
                         formerly known as C. BREWER PROPERTIES, INC.

     Said Declaration was amended by instrument dated August 26, 1996, recorded as Document No. 96-124026.

9.   -AS TO PARCEL IX (TMK 2-6-008-034 (3)):-

     (A) Reservation in favor of the State of Hawaii of all mineral and metallic mines.

     (B)  Rights of native tenants as reserved in Royal Patent Grant Number 185.

     (C)  LEASE
     IN FAVOR OF    :    GTE HAWAIIAN TELEPHONE COMPANY
                         INCORPORATED and HAWAII ELECTRIC LIGHT
                         COMPANY, INC.

     DATED          :    October 24, 1968
     RECORDED       :    Liber 6302  Page 23
     LEASING        :    a right of way in the nature of an easement to build,
                         maintain, operate and repair a pole and wire line, etc.
     TERM           :    30 years commencing October 1, 1968

     (D)  GRANT

     TO             :    HAWAII ELECTRIC LIGHT COMPANY, INC. and GTE
                         HAWAIIAN TELEPHONE COMPANY
                         INCORPORATED

     DATED          :    March 7, 1986
     RECORDED       :         Liber 19590  Page 397

     GRANTING       :    a nonexclusive right and easement to build, construct,
                         rebuild, reconstruct, repair, maintain, operate and remove pole and wire lines and/or underground lines, etc.

     (E) Rights of others who may have easement or access rights in said parcel.

     (F) The terms and provisions, including the failure to comply with any covenants, conditions and reservations, contained in the following:

     INSTRUMENT     :    DECLARATION OF CONDITIONS
     DATED          :    February 25, 1994
     RECORDED       :    Document No. 94-036384
     PARTIES        :    C. BREWER HOMES, INC., a Hawaii corporation,
                         formerly known as C. BREWER PROPERTIES, INC.

     Said Declaration was amended by instrument dated August 26, 1996, recorded as Document No. 96-124026.

10.  -AS TO PARCEL X (TMK 2-6-008-035 (3)):-

     (A) Rights of others entitled thereto to use the roadways as shown on tax map.

     (B)  Free flowage of streams and/or rivers as shown on tax map.

11.  -AS TO PARCEL XI (TMK 2-6-008-036 (3)):-

     (A) Reservation in favor of the State of Hawaii of all mineral and metallic mines.

     (B)  Rights of native tenants as reserved in Royal Patent Grant Number 185.

     (C)  GRANT

     TO             :    HAWAII ELECTRIC LIGHT COMPANY, INC.

     DATED          :    May 7, 1940
     RECORDED       :    Liber 1566  Page 308
     GRANTING       :    an easement of a perpetual right-of-way (20) feet wide)
                         for the purpose of constructing, maintaining, repairing and operating a pipe line and/or penstock, for the transportation of water

     (D)  Road and Utility Easement "30" (area 1.284 acres) as shown on tax map.

     (E) Rights of others entitled thereto to use the roadways as shown on tax map.

     (F)  Free flowage of streams and/or rivers as shown on tax map.

     (G) The terms and provisions, including the failure to comply with any covenants, conditions and reservations, contained in the following:


     INSTRUMENT     :    DECLARATION OF CONDITIONS
     DATED          :    February 25, 1994
     RECORDED       :    Document No. 94-036384
     PARTIES        :    C. BREWER HOMES, INC., a Hawaii corporation,
                         formerly known as C. BREWER PROPERTIES, INC.

     Said Declaration was amended by instrument dated August 26, 1996, recorded as Document No. 96-124026.

12.  -AS TO PARCEL XII (TMK 2-6-008-037 (3)):-

     (A)  GRANT

     TO             :    HAWAII ELECTRIC LIGHT COMPANY, INC.

     DATED          :    May 7, 1940
     RECORDED       :    Liber 1566  Page 308
     GRANTING       :    an easement of a perpetual right-of-way (20) feet wide)
                         for the purpose of constructing, maintaining, repairing and operating a pipe line and/or penstock, for the transportation of water

     (B)  Road and Utility Easement "31" (area 0.425 acre) as shown on tax map.

     (C) Rights of others entitled thereto to use the roadways as shown on tax map.

     (D)  Free flowage of streams and/or rivers as shown on tax map.

     (E) The terms and provisions, including the failure to comply with any covenants, conditions and reservations, contained in the following:

     INSTRUMENT     :    DECLARATION OF CONDITIONS

     DATED          :    February 25, 1994
     RECORDED       :    Document No. 94-036384
     PARTIES        :    C. BREWER HOMES, INC., a Hawaii corporation,
                         formerly known as C. BREWER PROPERTIES, INC.

     Said Declaration was amended by instrument dated August 26, 1996, recorded as Document No. 96-124026.

13.  -AS TO PARCEL XIII (TMK 2-6-008-038 (3)):-

     (A)  GRANT

     TO             :    HAWAII ELECTRIC LIGHT COMPANY, INC.

     DATED          :    May 7, 1940
     RECORDED       :    Liber 1566  Page 308
     GRANTING       :    an easement of a perpetual right-of-way (20) feet wide)
                         for the purpose of constructing, maintaining, repairing and operating a pipe line and/or penstock, for the transportation of water

     (B) Rights of others entitled thereto to use the roadways as shown on tax map.

     (C)  Free flowage of streams and/or rivers as shown on tax map.

     (D) The terms and provisions, including the failure to comply with any covenants, conditions and reservations, contained in the following:

     INSTRUMENT     :    DECLARATION OF CONDITIONS
     DATED          :    February 25, 1994
     RECORDED       :    Document No. 94-036384
     PARTIES        :    C. BREWER HOMES, INC., a Hawaii corporation,
                         formerly known as C. BREWER PROPERTIES, INC.

     Said Declaration was amended by instrument dated August 26, 1996, recorded as Document No. 96-124026.

14.  -AS TO PARCEL XIV (TMK 2-6-008-039 (3)):-

     (A) Reservation in favor of the State of Hawaii of all mineral and metallic mines.

     (B)  Rights of native tenants as reserved in Royal Patent Grant Number 185.

     (C)  Road and Utility Easement "32" (area 2.267 acres) as shown on tax map.

     (D)  Free flowage of streams and/or rivers as shown on tax map.

     (E) The terms and provisions, including the failure to comply with any covenants, conditions and reservations, contained in the following:

     INSTRUMENT     :    DECLARATION OF CONDITIONS
     DATED          :    February 25, 1994
     RECORDED       :    Document No. 94-036384
     PARTIES        :    C. BREWER HOMES, INC., a Hawaii corporation,
                         formerly known as C. BREWER PROPERTIES, INC.

     Said Declaration was amended by instrument dated August 26, 1996, recorded as Document No. 96-124026.

15.  -AS TO PARCEL XV (TMK 2-6-029-009 (3)):-

     (A)  Road and Utility Easement "25" (area 1.092 acres) as shown on tax map.

     (B) Rights of others entitled thereto to use the roadways as shown on tax map.

     (C)  Free flowage of streams and/or rivers as shown on tax map.

16.  -AS TO PARCEL XVI (TMK 2-6-029-010 (3)):-

     (A) Reservation in favor of the State of Hawaii of all mineral and metallic mines.

     (B)  Rights of native tenants as reserved in Royal Patent Grant Number 185.

     (C)  Road and Utility Easement "26" (area 0.636 acre) as shown on tax map.

     (D) Rights of others entitled thereto to use the roadways as shown on tax map.

     (E)  Free flowage of streams and/or rivers as shown on tax map.

17.  -AS TO PARCEL XVII (TMK 2-6-029-011 (3)):-

     (A) Reservation in favor of the State of Hawaii of all mineral and metallic mines.

     (B)  Rights of native tenants as reserved in Royal Patent Grant Number 185.

     (C)  GRANT
     TO             :    HAWAII ELECTRIC LIGHT COMPANY, INC.
     DATED          :    May 7, 1940
     RECORDED       :    Liber 1566  Page 308
     GRANTING       :    an easement of a perpetual right-of-way (20) feet wide)
                         for the purpose of constructing, maintaining, repairing and operating a pipe line and/or penstock, for the transportation of water

     (D)  Road and Utility Easement "27" (area 0.247 acre) as shown on tax map.

     (E) Rights of others entitled thereto to use the roadways as shown on tax map.

     (F)  Free flowage of streams and/or rivers as shown on tax map.

18.  -AS TO PARCEL XVIII (TMK 2-6-029-012 (3)):-

     (A) Reservation in favor of the State of Hawaii of all mineral and metallic mines.

     (B)  Rights of native tenants as reserved in Royal Patent Grant Number 185.

     (C)  GRANT

     TO             :    HAWAII ELECTRIC LIGHT COMPANY, INC.
     DATED          :    May 7, 1940
     RECORDED       :    Liber 1566  Page 308
     GRANTING       :    an easement of a perpetual right-of-way (20) feet wide)
                         for the purpose of constructing, maintaining, repairing and operating a pipe line and/or penstock, for the transportation of water

     (D)  Road and Utility Easement "28" (area 1.928 acres) as shown on tax map.

     (E)  Free flowage of streams and/or rivers as shown on tax map.

19.  -AS TO PARCEL XIX (TMK 2-6-029-013 (3)):-

     (A) Reservation in favor of the State of Hawaii of all mineral and metallic mines.

     (B)  Rights of native tenants as reserved in Royal Patent Grant Number 185.

     (C)  GRANT

     TO             :    HAWAII ELECTRIC LIGHT COMPANY, INC.

     DATED          :    May 7, 1940
     RECORDED       :    Liber 1566  Page 308
     GRANTING       :    an easement of a perpetual right-of-way (20) feet wide)
                         for the purpose of constructing, maintaining, repairing and operating a pipe line and/or penstock, for the transportation of water

     (D)  Road and Utility Easement "29" (area 1.349 acres) as shown on tax map.

     (E) Rights of others entitled thereto to use the roadways as shown on tax map.

     (F)  Free flowage of streams and/or rivers as shown on tax map.

20.  -AS TO PARCEL XX (TMK 2-6-029-014 (3)):-

     (A) Reservation in favor of the State of Hawaii of all mineral and metallic mines.

     (B)  Rights of native tenants as reserved in Royal Patent Grant Number 185.

     (C)  GRANT

     TO             :    HAWAII ELECTRIC LIGHT COMPANY, INC. and GTE
                         HAWAIIAN TELEPHONE COMPANY
                         INCORPORATED

     DATED          :    March 7, 1986
     RECORDED       :    Liber 19590  Page 397
     GRANTING       :    a nonexclusive right and easement to build, construct,
                         rebuild, reconstruct, repair, maintain, operate and remove pole and wire lines and/or underground lines, etc.

     (D)  Road and Utility Easement "33" (area 0.153 acre) as shown on tax map.

     (E) Rights of others entitled thereto to use the roadways as shown on tax map.

     (F)  Free flowage of streams and/or rivers as shown on tax map.

     (G) The terms and provisions, including the failure to comply with any covenants, conditions and reservations, contained in the following:

     INSTRUMENT     :    DECLARATION OF CONDITIONS

     DATED          :    February 25, 1994
     RECORDED       :    Document No. 94-036384
     PARTIES        :    C. BREWER HOMES, INC., a Hawaii corporation,
                         formerly known as C. BREWER PROPERTIES, INC.

     Said Declaration was amended by instrument dated August 26, 1996, recorded as Document No. 96-124026.

21.  -AS TO PARCEL XXI (TMK 2-6-029-015 (3)):-

     (A) Reservation in favor of the State of Hawaii of all mineral and metallic mines.

     (B)  Rights of native tenants as reserved in Royal Patent Grant Number 185.

     (C)  GRANT

     TO             :    HAWAII ELECTRIC LIGHT COMPANY, INC. and GTE
                         HAWAIIAN TELEPHONE COMPANY
                         INCORPORATED

     DATED          :    March 7, 1986
     RECORDED       :    Liber 19590  Page 397
     GRANTING       :    a nonexclusive right and easement to build, construct,
                         rebuild, reconstruct, repair, maintain, operate and remove pole and wire lines and/or underground lines, etc.

     (D) EASEMENT "34" for road and utilities purposes, more particularly described as follows:

          All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 185, Apana 1 to B. Pitman, and Royal Patent Grant Number 23 to B. Pitman) situate, lying and being at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, affecting LOT 39 of the "Puueo Farm Lots", and thus bounded and described as per survey of Russell Figueiroa, Registered Professional Surveyor with R. M. Towill Corporation, dated December 1, 1986, to-wit:

          Beginning at the southwest corner of this easement, being the southeast corner of Lot 41 of Puueo Farm Lots, same being portions of Grant 185, Ap. 1 to B. Pitman and Commissioners of Crown Lands to Thomas Spencer, the coordinates of said point of beginning referred to Government Survey Triangulation Station "HALAI" being 4,195.48 feet north and 3,482.12 feet west and thence running by azimuths measured clockwise from true South:

     1.   190DEG.   06'       482.47    feet along Lot 41 of Puueo Farm Lots,
                              same being portions of Grant 185, Ap. 1 to B.
                              Pitman and Commissioners of Crown Lands to Thomas
                              Spencer;

     2. Thence along Lot 41 of Puueo Farm Lots, same being portions of Grant 185, Ap. 1 to B. Pitman and Commissioners of Crown Lands to Thomas Spencer, on a curve to the left with a radius of 250.00 feet, the chord azimuth and distance
being: 157DEG.  34'  00"  268.90    feet;

     3.   125DEG.   02'       21.460    feet along Lot 41 of Puueo Farm Lots,
same being portions of Grant 185, Ap. 1 to B. Pitman and Commissioners of Crown Lands to Thomas Spencer;

     4. Thence along Lot 41 of Puueo Farm Lots, same being portions of Grant 185, Ap. 1 to B. Pitman and Commissioners of Crown Lands to Thomas Spencer, on a curve to the right with a radius of 160.00 feet, the chord azimuth and distance
being: 159DEG.  13'  00"  179.79    feet;

     5. Thence along the Land of Kalalau, being R.P. 4475, L.C.Aw. 7713, Ap. 17 to V. Kamamalu and the middle of Pukihae Stream, the direct azimuth and distance between points along said middle of stream being: 269DEG. 47' 00"
31.08     feet;

     6. Thence on a curve to the left with a radius of 130.00 feet, the chord azimuth and distance being;

          340DEG.   49'  48"   152.08 feet

     7.   305DEG.   02'  00"  214.60    feet;

     8. Thence on a curve to the right with a radius of 280.00 feet, the chord azimuth and distance being:

          337DEG.   34'  00"  301.16    feet;

     9.    10DEG.   06'       379.01    feet;

     10. Thence on a curve to the left with a radius of 50.00 feet, the chord azimuth and distance being:

          318DEG.  02'   00"   78.87    feet;

     11.  265DEG.   58'       585.90    feet;

     12. Thence along a curve to the right with a radius of 1030.00 feet, the chord azimuth and distance being:

          268DEG.   56'  10"  106.71    feet;

     13.  358DEG.   00'        30.07    feet along Lot 38 of Puueo Farm Lots,
same being portions of Grant 185, Ap. 1 to B. Pitman and Grant 23 to B. Pitman;

     14. Thence along Lot 36 of Puueo Farm Lots, same being portions of Grant 185, Ap. 1 to B. Pitman and Kamehameha IV to T. Miller, on a curve to the left with a radius of 1000.00 feet, the chord azimuth and distance being:

           88DEG.   59'  41"  105.65    feet;

     15.   85DEG.   58'       628.80    feet along Lot 36 of Puueo Farm Lots,
same being portions of Grant 185, Ap. 1 to B. Pitman and Kamehameha IV to T. Miller;

     16.   85DEG.   12'        59.95    feet along Lot 36 of Puueo Farm Lots,
same being portions of Grant 185, Ap. 1 to B. Pitman and Kamehameha IV to T. Miller to the point of beginning and containing an area of 1.351 acres, more or less.

     (E) Rights of others entitled thereto to use the roadways as shown on survey map prepared by Russell Figueiroa, Land Surveyor, with R. M. Towill Corporation, dated December 1, 1986.

     (F) Free flowage of streams and/or rivers as shown on survey map prepared by Russell Figueiroa, Land Surveyor, with R. M. Towill Corporation, dated December 1, 1986.

     (G) The terms and provisions, including the failure to comply with any covenants, conditions and reservations, contained in the following:

     INSTRUMENT     :    DECLARATION OF CONDITIONS

     DATED          :    February 25, 1994
     RECORDED       :    Document No. 94-036384
     PARTIES        :    C. BREWER HOMES, INC., a Hawaii corporation,
                         formerly known as C. BREWER PROPERTIES, INC.

     Said Declaration was amended by instrument dated August 26, 1996, recorded as Document No. 96-124026.

22. -AS TO PARCELS I THROUGH VIII, INCLUSIVE, AND PARCELS X THROUGH XXI, INCLUSIVE:-

     The land has no recorded access to a public highway.

23. Claims arising out of customary and traditional rights and practices, including without limitation those exercised for subsistence, cultural, religious, access or gathering purposes, as provided for in the Hawaii Constitution or the Hawaii Revised Statutes.